                                  Exhibit 24

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 7th day of March 2000,


                                                  /s/ Robert M. Furek
                                                  --------------------------
                                                  Robert M. Furek

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 7th day of March 2000,


                                                  /s/ Arthur E. Johnson
                                                  --------------------------
                                                  Arthur E. Johnson

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that she is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as her attorney-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 13th day of March 2000,


                                                  /s/ Judith M. Bell
                                                  ---------------------------
                                                  Judith M. Bell

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 9th day of March 2000,


                                                  /s/ James R. Birle
                                                  ------------------------
                                                  James R. Birle

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorney-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 28th day of December 2000,


                                                   /s/ Thomas R. Gibson
                                                   -------------------------
                                                   Thomas R. Gibson

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 6th day of March 2000,


                                                /s/ Philip E. Cushing
                                                -------------------------------
                                                Philip E. Cushing

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that she is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 31st day of May 2000,


                                             /s/ Marilyn Ware
                                             ---------------------------------
                                             Marilyn Ware

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Michael H. Dudek and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 6th day of March 2000,


                                                /s/ Richard A. Jalkut
                                                -------------------------
                                                Richard A. Jalkut

Exhibit 24

CERTIFICATION

I, Don H. Liu, Secretary of IKON Office Solutions, Inc. do hereby certify that the following resolutions were duly passed by the Board of Directors of the Corporation on October 20, 1999, and that such resolutions are, as of the date hereof, in full force and effect:

FURTHER RESOLVED, that Don H. Liu, Karin M. Kinney, William S. Urkiel, Michael
J. Dudek and Michael J. Dillon, and each of them, are hereby authorized to act as attorneys-in-fact with the power of substitution, for each of the officers and directors of the corporation, who has so authorized such persons to so act, to sign on such officer's or director's behalf, one or more registration statements and annual reports of the corporation for filing with the Securities and Exchange Commission ("SEC"), and any and all amendments to said documents which said attorney may deem necessary or desirable to enable the corporation to register the offering of (i) serial preferred stock; (ii) common stock; (iii) debt securities; and/or (iv) participation interests in employee benefit plans under the federal securities laws, and to further enable the corporation to file such reports as are necessary under Section 13 or 15(d) of the Securities Exchange Act of 1934 and such other documents as are necessary to comply with all rules, regulations or requirements of the SEC in respect thereto; and

FURTHER RESOLVED, that any officer of the corporation is hereby authorized to do and perform, or cause to be done or performed, any and all things and to execute and deliver any and all agreements, certificates, undertakings, documents or instruments necessary or appropriate in order to carry out the purpose and intent of the foregoing resolutions.

IN WITNESS WHEREOF, the undersigned has set his hand this 1st day of December, 2000.

                                         /s/ DON H. LIU
                                         ------------------------------